SUPPLEMENT DATED SEPTEMBER 23, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR INFLATION MANAGED PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for Inflation Managed Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective December 31, 2025, in the Management subsection, information regarding Stephen Rodosky will be deleted. In addition, in the same subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Mike Cudzil, Managing Director and Portfolio Manager	Since 2025